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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Insituform Technologies, Inc. (the "COMPANY") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-Q"), I, Thomas S. Rooney, Jr., President and Chief Executive Officer of the Company, hereby certify, as of the date hereof, that:

            (1) the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2003

                                                 /s/ Thomas S. Rooney, Jr.
                                          -------------------------------------
                                          Thomas S. Rooney, Jr.
                                          President and Chief Executive Officer


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